THE MARSICO INVESTMENT FUND

Marsico Focus Fund
Marsico Growth Fund
Marsico International Opportunities Fund

Supplement dated October 29, 2010
(to the Prospectus and Statement of Additional Information ("SAI") dated February 1, 2010)

Effective November 1, 2010, Coralie Witter, CFA, will serve as co-manager of the Marsico Focus Fund and the Marsico Growth Fund.  She will co-manage the Funds with Thomas F. Marsico and A. Douglas Rao, who currently serve as co-managers of the Funds.

Also effective November 1, 2010, Munish Malhotra, CFA, will serve as co-manager of the Marsico International Opportunities Fund.  He will co-manage the Fund with James G. Gendelman, who currently serves as the portfolio manager.

Accordingly, the following changes are hereby made to the Prospectus and the SAI:

In the section of the Prospectus captioned "Fund Summaries" and sub-captioned "Marsico Focus Fund" and "Marsico Growth Fund," the references to "Portfolio Manager" on pages 6 and 11 shall include Ms. Witter in addition to Messrs. Marsico and Rao.

In the section of the Prospectus captioned "Fund Summaries" and sub-captioned "Marsico International Opportunities Fund," the reference to "Portfolio Manager" on page 21 shall include Mr. Malhotra in addition to Mr. Gendelman.

In the section of the Prospectus captioned "Fund Management" and sub-captioned "The Portfolio Managers," the biographical information under "The Focus Fund and The Growth Fund" on pages 50 and 51 shall be replaced in its entirety with the following:

Thomas F. Marsico is the Chief Investment Officer of Marsico Capital, and co-manages the investment programs of the Focus Fund and the Growth Fund. Mr. Marsico has over 25 years of experience as a securities analyst and a portfolio manager.

A. Douglas Rao co-manages the Focus Fund and the Growth Fund. Mr. Rao also serves as portfolio manager of the Marsico Flexible Capital Fund.  Mr. Rao, who is also a senior analyst, joined Marsico Capital in 2005, and has over 10 years of experience as a securities analyst. Prior to joining Marsico Capital, Mr. Rao spent more than four years at Trust Company of the West ("TCW") where he was a Senior Vice President and Financial Services Analyst for U.S. equities.  He holds a Bachelor's degree in History from the University of Virginia and an MBA from the University of California, Los Angeles.

Coralie Witter co-manages the Focus Fund and the Growth Fund.  Ms. Witter is a senior analyst who joined Marsico Capital in June 2004.  She was awarded the designation of Chartered Financial analyst in 1998.  She has 13 years of experience in the financial services industry, most of which has involved equity research.  Ms. Witter spent six years with Goldman, Sachs & Co., where she was a Vice President in Equity Research and the lead analyst covering the restaurant industry, and covered various internet companies for several years.  A native of Colorado, Ms. Witter graduated from the University of Colorado with a Bachelor's degree in International Affairs.

In the section of the Prospectus captioned "Fund Management" and sub-captioned "The Portfolio Managers," the biographical information under "The International Opportunities Fund" on page 51 shall be replaced in its entirety with the following:

James G. Gendelman co-manages the International Opportunities Fund.  Prior to joining Marsico Capital in 2000, Mr. Gendelman spent 13 years as a Vice President of International Sales for Goldman, Sachs & Co.  He holds a bachelor's degree in Accounting from Michigan State University and a MBA in Finance from the University of Chicago.  Mr. Gendelman was a certified public accountant for Ernst & Young from 1983 to 1985.

Munish Malhotra co-manages the International Opportunities Fund.  Mr. Malhotra is a senior analyst who joined Marsico Capital in May 2003.  He earned the Chartered Financial Analyst designation in 2006, and has more than ten years of experience in the financial services industry.  Mr. Malhotra was previously employed as an international equities analyst at Driehaus Capital Management in Chicago from 2000-2003.  He earned a BA degree in Economics from Loyola University of Chicago.

The section of the SAI captioned "Portfolio Managers" and sub-captioned "Portfolio Managers" beginning on page 66 shall reflect that Messrs. Marsico and Rao and Ms. Witter are co-managers of the Marsico Focus Fund and the Marsico Growth Fund, and that as of November 1, 2010, Ms. Witter managed no other investment company accounts (other than the Marsico Focus Fund and Marsico Growth Fund), pooled investment vehicle accounts, or other accounts.

The section of the SAI captioned "Portfolio Managers" and sub-captioned "Portfolio Managers" beginning on page 66 shall reflect that Mr. Gendelman and Mr. Malhotra are co-managers of the Marsico International Opportunities Fund, and that as of November 1, 2010, Mr. Malhotra managed no other investment company accounts (other than the Marsico International Opportunities Fund), pooled investment vehicle accounts, or other accounts.

The section of the SAI captioned "Portfolio Managers" and sub-captioned "Portfolio Manager Fund Ownership" beginning on page 68 shall reflect that as of September 30, 2010, Ms. Witter beneficially owned $10,001-$50,000 in shares of the Marsico Focus Fund and the Marsico Growth Fund.

The section of the SAI captioned "Portfolio Managers" and sub-captioned "Portfolio Manager Fund Ownership" beginning on page 68 shall reflect that as of September 30, 2010, Mr. Malhotra beneficially owned over $100,000 in shares of the Marsico International Opportunities Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
FOR FUTURE REFERENCE